                                                                Exhibit 10.5

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This Amendment to Registration Rights Agreement (the "Amendment") is made and entered into as of February 16, 2001 by and among Breakaway Solutions, Inc., a Delaware corporation (the "Company"), ICG Holdings, Inc., a Delaware corporation ("ICG"), and SCP Private Equity Partners II, L.P., a Delaware limited partnership ("SCP").

                                   BACKGROUND


     The Company and ICG are parties to a Registration Rights Agreement dated as of January 19, 2001 (the "Agreement"). Pursuant to a Loan and Security Agreement dated as of the date hereof (the "SCP Loan Agreement"), among Company, SCP as lender and SCP, as agent, SCP will lend Ten Million Dollars ($10,000,000) to Company. As an inducement for SCP to enter into the SCP Loan Agreement, the Company desires to amend the Agreement as set forth herein. The capitalized terms used in this Amendment shall have the respective meanings specified in the Agreement unless otherwise herein defined or the context shall otherwise require.

     Now, therefore, in consideration of the promises hereinafter contained, and each intending to be legally bound hereby, the parties agree as follows:

     1. JOINDER OF SCP. Each of the Company and ICG hereby agrees that SCP shall be deemed to be a party to the Agreement and shall have the rights and obligations accorded thereunder. SCP hereby agrees to be bound by all of the terms and conditions of the Agreement, as if SCP was an original party thereto.

     2. AMENDMENT OF SECTION 1. Section 1 of the Agreement is hereby amended in its entirety to read as follows:

     "1. DEFINITIONS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the SCP Loan Agreement and the Loan and Security Agreement, dated as of January 19, 2001, as amended, among the Company, ICG and SCP, as agent."

     3. MISCELLANEOUS.

          (a) The Agreement, as amended hereby, shall be binding upon and shall inure to the benefit of the Company, ICG and SCP and their respective successors and assigns.

          (b) This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions and covenants contained in the Agreement, except as herein modified, shall remain in full force and effect.

          (c) This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                             SCP PRIVATE EQUITY PARTNERS II, L.P.
                             BY: SCP Private Equity II General Partner, L.P., its General Partner
                             BY:  SCP Private Equity II, LLC


                             By: /s/ Wayne B. Weisman
                                -----------------------------------
                             Name:  Wayne B. Weisman
                             Title: Manager


                             ICG HOLDINGS, INC.


                             By: /s/ Henry N. Nassau
                                -----------------------------------
                             Name:  Henry N. Nassau
                             Title: Vice President and Secretary



                             BREAKAWAY SOLUTIONS, INC.


                             By: /s/ Gordon Brooks
                                -----------------------------------
                             Name:  Gordon Brooks
                             Title: President and Chief Executive Officer